SEMI-ANNUAL REPORT

                         (HOMESTATE MUTUAL FUNDS LOGO)

                               DECEMBER 31, 1998

                              THE HOME STATE GROUP
                             ---------------------

                     WELCOME TO THE HOMESTATE MUTUAL FUNDS
                ---------------------------------------------

HomeState offers three mutual funds: The PA Growth Fund, The Banking and Finance Fund and The Y2K (Year 2000) Fund. The Funds offer investors a unique investment strategy aimed at pursuing long-term growth: what we call "The HomeState Advantage."

                           IN-DEPTH, ON-SITE RESEARCH
                         -----------------------------

HomeState's own in-house team of research analysts believes in a common-sense, fundamental approach to choosing investments. Whenever we can, we visit a company before investing, talking to its management and employees, as well as its suppliers, customers and competitors.

                       PROFESSIONAL PORTFOLIO MANAGEMENT
                       ---------------------------------

HomeState's chief investment officer, Kenneth G. Mertz II, CFA, has over twenty years' experience in the money management industry, including seven years as chief investment officer of a $12 billion public pension fund. Ken has managed portfolios in both "up" and "down" markets and this experience guides him as he seeks to actively reduce risk.

                        UNIQUE INVESTMENT OPPORTUNITIES
                        -------------------------------

HomeState's mutual funds each focus on areas we feel are largely ignored by other institutional money managers:

               - companies based in our home state of Pennsylvania,
               - technology and "Year 2000 Problem-solving" companies,
               - smaller-sized banking & financial services companies.

(HomeState
Pennsylvania   Invests a minimum 65% of its assets in companies headquartered or
Growth Fund    with significant operations in the Commonwealth of Pennsylvania.
Logo)

(HomeState
Banking &      Invests a minimum 65% of its assets in companies in the banking
Finance        and financial services industries, with a focus on smaller
Fund Logo)     companies in the Mid-Atlantic states.

(HomeState
The Y2K Fund   Invests a minimum 65% of its assets in companies identified by
Logo)          the Fund's adviser as working to provide solutions to the Year
               2000 Problem.

In-Depth, On-Site Research. Professional Portfolio Management. Unique Investment Opportunities. That's The HomeState Advantage.

  Funds that invest in a particular state or region, or in a specific industry, may involve a greater degree of risk than funds with a more diversified portfolio. Investing in smaller companies' stock can involve higher risk and increased volatility than larger stocks. This report contains information about the Funds' performance. Past performance is no guarantee of future results. An investment in the Funds will fluctuate in value so that your account, when redeemed, may be worth more or less than your original purchase price.

THE HOMESTATE GROUP
-------------------
REPORT FROM MANAGEMENT

                                                                January 21, 1999

Dear Shareholder:

So how does it feel to be making history? Everywhere you turn these days, we seem to be in a "history making" event of one kind or another. Bill Clinton is the first-ever elected U.S. president to face a Senate impeachment trial. We are on the brink of a new millennium. Our economy continues to chug along with the longest economic expansion in history. The Internet is breaking decades-old paradigms on several fronts (not the least of which is the incredible valuations investors are willing to pay for many Internet companies). And then there's the stock market itself. Never in recent history has there been such a wide performance disparity between the stocks of companies of differing size.

1998 will certainly be remembered by investors for two primary reasons: the aforementioned Internet stocks, and the narrowly-based run-up of the stocks of large companies. Simply put, unless you were invested in the biggest of the big companies, you probably didn't have a very good year. We at HomeState, as small-cap investors, did not have a very good year. 1998 was the first year since our founding that any HomeState Fund finished a calendar year with a negative return. Chief investment officer Ken Mertz frames the circumstances very nicely in his overview report beginning on page 5: the average company with a market capitalization (a company's total value: its outstanding shares multiplied by its share price) of less than $250 million finished 1998 down 24.1%. By contrast, the average company with a market cap of more than $6 billion ended 1998 up by 25.9%. The Wall Street Journal reported in late December that five stocks were responsible for a full 25% of the S&P 500 Index's 1998 rise: five stocks of 500. A historic divergence, indeed.

We've been reporting on (and fretting about) the underperformance of small-cap stocks for some time now. Are we finally rounding a corner? Some key points:

  o Over the long-term, small-cap stocks have outperformed their large-cap competitors (Ibbotson Associates published the landmark study on this). It makes sense: they typically grow at much faster rates than larger, more established companies. History, long-term history, is on our side.

  o Look again at the numbers above. Relatively speaking, small-cap stocks are quite the bargain. The old adage "Buy Low, Sell High" will bring buyers into small-cap stocks. We see tremendous opportunities in the companies in our portfolios.

  o We hit a definite market bottom on October 8th of 1998. Since then, small caps have recovered quite nicely. Is it the beginning of a trend? Too early to tell. But. . .

  o We at HomeState are small-cap investors, long-term small-cap investors. However agonizing this big cap/small cap divergence may be, it is a temporary event in the long timeline of U.S. equity markets. We will continue our long-term small-cap focus and expect to be rewarded when valuations fall back in place with historic norms.

The past year was no fun for small-cap investors, HomeState shareholders (and management) included. But twelve months does not a mutual fund's reputation make. The relative underperformance of small-cap stocks in 1998 will pass into the history books, and the longer-term record will emerge. We have been hard at work for our shareholders since 1992 to ensure that our long-term record is one to be proud of.

As 1999 begins, we note another record for 1998: total assets managed by Emerald Advisers, Inc., the Funds' adviser, increased for the sixth consecutive year, to over $420 million at year-end. We thank you for your support and confidence.
As always, please don't hesitate to contact me or your HomeState representative with any comments or questions. We wish you a prosperous and healthy New Year.

Sincerely,

/s/ Scott L. Rehr

Scott L. Rehr
President

THE HOMESTATE GROUP
-------------------
MARKET AND ECONOMIC REVIEW
                                                                January 21, 1999

Dear Shareholder:

The disparities of market performance in 1998 have set records that will go unbroken for many years. While the S&P 500 was up 26.7% in 1998, the Russell 2000 was down 2.6%. This point gap, while extraordinary, does little to tell the full story of performance disparity. For the year, the only attribute that determined performance was cap size. A straight linear relationship existed, as each segment of the cap size resulted in lower/less performance.

                                   TABLE ONE

              YTD DECLINE/GAIN (UNWEIGHTED AVERAGE) THRU 12/29/98
              ---------------------------------------------------
              MARKET CAPITALIZATION                       % CHANGE
              ---------------------                      ---------
              $20 billion >                                +25.9%
              $5 bill to $20 bill                           +6.2%
              $2 bill to $5 bill                            -6.1%
              $250 to $2 bill                              -16.6%
              <250 million                                 -24.1%

As a small capitalization manager (especially for our flagship PA Growth Fund) whose median market cap is below the median of the Russell 2000 and generally below $250 million, our results for 1998 have been defined by the results of the bottom capitalization segment in the chart above. Please note that the Banking and Finance Fund also focuses on smaller issues, as was the Y2K Fund until we started to focus on favorably valued larger companies during the 4th quarter of the year.

ECONOMIC CONDITIONS
-------------------

The key to the continuation of our worldwide economic expansion was the decisiveness of 3 rate cuts by the Federal Reserve in 1998. As the markets faced the possibility of a worldwide economic meltdown and various currency crises, the Fed took quick action by lowering rates 3 times. The most important of these was the interim rate cut which sent a strong signal to the market that the Federal Reserve would not allow recessionary and market shocks to affect world economic growth. This provided a floor for the market and restored confidence in both individual and institutional investors. This was the sorely needed medicine, as the Russell 2000 Index hit 304 on October 8th, which was down 28% for the year and 36% since the April 21st high. Economic growth was threatened in the U.S. from problems in Asia (specifically Japan), in Russia and lastly in Brazil. While the Fed's move brought back investor confidence, the long-term problems from 1998 will still be lurking in the background for 1999. Japan still has a shaky economy (expect negative growth and a difficult investment climate) and as the linchpin for the entirety of Asia, we have not heard the last of the Asian contagion. While a "credit crunch" almost occurred in the U.S., Japan may be undergoing its own, with little relief available. Therefore, we should expect more Japanese imports, more deflation being imported (especially hitting the manufacturing sector) and tougher competition for U.S. multi-national large cap companies. Lack of pricing power, and therefore earnings, will bring earning estimates down for these companies in 1999.

Brazil's currency remains under attack in 1999, as foreign investment dollars look for an exit. IMF policy dictates austerity measures be undertaken before a bailout package can be secured. While this is a start, the long-term solution is greater growth, as Salomon Smith Barney expects a 3% drop in Brazilian GDP. Since Brazil is so important to Latin America, our exports to this region must be affected. While Brazil has recently decided to have their currency on a freely floating basis, only growth stimulated by lower interest rates worldwide will keep investors capital in Brazil and restore full confidence in their economy.

In addition, the Russian economy has many serious problems which could affect global stability. Also China's currency will be under pressure sometime in 1999. With these worldwide problems still a factor in 1999 and with inflation under control, we have plenty of room for the Federal Reserve to release a new series of rate cuts in 1999.

We continue to believe inflation remains under control (less than 1.5% increase over the last 12 months) because of all the worldwide problems listed above. Also capacity utilization continues to be less than 81% versus 83% recorded last year. With technological improvements continuing, capacity pressures appear non-existent for the year unless capital spending stops completely. We also foresee little pressure from consumer spending. The market valuations for consumer stocks were so low in the 3rd quarter, that one had to believe that all consumer spending would stop and 1999 would see a full-fledged recession. While the demise of 1998 never occurred, we now believe several factors are building that will lead to slower spending patterns over the next 12 months:

    1.Increased layoffs
    2.Stock Market gains decelerating in '99
    3.Mortgage refinancing slowing
    4.Consumer needs already met in terms of housing, cars, apparel and other essentials
    5.Continuing buildup of consumer debt

Given weak consumer demand trends, complex worldwide problems, a weak manufacturing sector and the Y2K situation, we expect the Fed will not only provide a floor for equity investors, but provide a worldwide stimulus package beginning in the spring. Since recent history indicates rate cuts are in groups of three, we will follow suit with our prediction of 3 cuts in 1999.

Our performance for all three Funds for the year was pretty closely aligned with the average performance of like size companies. As we stated earlier, our fourth quarter move in The Y2K Fund to larger companies based on their more favorable fundamentals (companies such as IBM, Microsoft, Intel, Dell, Compaq, EMC, etc. - see the Fund's schedule of investments on the following pages) greatly enhanced the Fund's performance results. The fourth quarter rally, namely from the October 8th low, showed great strength, but only returned the value of small cap stocks to the levels of July 1998. The current valuation is not really indicative of small caps growth prospects or valuation, especially since the small cap segment has under-performed their large cap indices for the fifth straight year.

We remain disappointed in the recovery, though, as the market, which broadened in late October and November became very narrow again in December and early January. The cap-weighted S&P 500 was up 26.7% for the year, but the equal weighted index was up only 13%. For the OTC marketplace, only 1261 issues were up and 2360 were lower. This 2-1 ratio was very difficult to overcome in the small cap arena. In fact, most of the S&P 500 return was attributed to just 14 of the largest capitalization stocks. The rest of the investable universe did much worse than the cap-weighted indices would lead one to believe.

Sector results also indicated the substantial differences between the largest stocks versus the average stock.

                                   TABLE TWO

             "THE "MARKET CAP EFFECT" ON SECTORS YTD THRU 12/29/98
         --------------------------------------------------------------
                             YEAR-TO-DATE RETURN  YEAR-TO-DATE RETURN
         SECTOR                 SIMPLE AVERAGE    CAP-WEIGHTED AVERAGE
         ------              -------------------  --------------------
         Utilities                   +8.0%               +12.0%
         Energy                     -36.4%                +7.2%
         Financials                  -6.4%               +10.7%
         Industrials                -14.7%                +9.8%
         Durables                    -1.1%               +25.2%
         Staples                     -5.0%               +10.9%
         Services                    -0.9%               +37.5%
         Retail                     +13.3%               +68.0%
         Health                     -13.7%               +39.3%
         Technology                  -0.5%               +71.1%

                  1998 Calendar Year returns through 12/29/98
                      Source:  Pat Dorsey, Morningstar.net

These results are extraordinary, especially when you consider that it is the exact same stocks in the simple average calculation as in the cap-weighted average. The most remarkable sector was Technology, as the big cap stocks created a cap-weighted return of 71.1% versus a negative return of 0.5% for the average stock in this sector.

Given that HomeState still believes that the best long-term results are in discovering under-researched small cap growth opportunities, we have not changed our disciplines or our cap size at all. Our performance in 1998 is wholly explained by the cap size position of our portfolios. Which leads us to the inevitable question of when does the superior growth and valuation characteristics of the small cap sector become so compelling that investors can no longer ignore them. First, we don't believe it will be a result of changes in supply/demand factors in the mutual fund segment. Momentum remains firmly behind the indexing trend (feeding the biggest 14 stocks) and last year's winners (concentrated funds as well as Internet funds). In addition, the small cap sector had significant outflows of funds during the second half of 1998.

The catalyst for small cap stocks will be the pension plan sponsors and their consultants who have established long-term asset allocation targets which are now severely out of balance because of the extraordinary disparity of returns over the last few years, especially 1998. Just a reallocation to offset the year's performance results will result in a large amount of capital being reallocated to the small cap sector.

Sincerely,

/s/Kenneth G. Mertz II

Kenneth G. Mertz II
Chief Investment Officer

THE HOMESTATE PENNSYLVANIA GROWTH FUND
--------------------------------------
REPORT FROM MANAGEMENT

                                                                January 21, 1999
Dear Shareholder:

The HomeState Pennsylvania Growth Fund suffered its worst performance since its inception in 1992. This was a result of the U.S. Economy nearly entering a "credit crunch" and the world economy suffering a possible currency "meltdown" in the Far East, Russia and Latin America. Add to this the fifth consecutive year of small capitalization stocks underperforming their large cap counterparts and we have the most difficult investment environment in history for our small growth company style of investing. The excess return of large companies as represented by the S&P 500 over the small cap index of the Russell 2000 for the last 12 months was greater than 25%, the largest in history. Since these results have historically been shown to be cyclical and this cycle is now 5 years old, small cap stocks will be the place to be invested as the cycle shifts.

Average Annual Returns for the Fund and comparable benchmarks for periods ended December 31, 1998 are as follows:

                                                                                                         CUMULATIVE
                                                                             SINCE INCEPTION           TOTAL RETURNS
FUND/INDEX              SIX MONTHS1<F1>    ONE YEAR1<F1>     FIVE YEAR1<F1>    10/1/921<F1>         SINCE INCEPTION1<F1>
----------              --------------     -------------     --------------    ------------        ---------------------
PA Growth (NAV)             -17.07%           -12.44%            +14.62%          +16.22%                  +156.09%
PA Growth (MOP)             -21.01%           -16.62%            +13.51%          +15.32%                  +143.89%
Russell 2000 Index           -7.12%            -2.57%            +11.87%          +14.99%                  +139.40%

1<F1> Past performance is no guarantee of future results.  The value and performance return of an investment in the Fund will fluctuate with market conditions, so that shares, when redeemed, may be worth more or less than their original purchase price.

While we do not know when the small cap cycle will turn,we believe the current valuation levels are clearly in our favor. We ended the year with an emphasis on technology (33% of portfolio) and consumer oriented shares (29% of portfolio). Specifically for 1999 we expect to benefit by emphasizing biotech stocks, e-commerce-enhanced retailers, Internet service providers, telecommunications stocks and information technology stocks. By utilizing our own in-house research team to uncover exciting small growth opportunities before the rest of the world, we have created a portfolio that is long on earnings growth but extremely unrecognized by the market. When sentiment turns around, our undervalued growth companies will be the prime beneficiary of the move to small cap growth companies.

Our emphasis remains on niche companies who are dominate in their categories, and can grow their revenues by capturing market share and grow their bottom line earnings by being superior financial leaders. These leaders may be new public companies such as Electronic Boutique (ELBO), companies with expanding new technologies such as Associated Group (AGRPA), IT service providers such as Mastech (MAST) or Internet service enablers such as Sanchez Computer (SCAI).

While 1999 was a disappointment for small cap growth investors, we remain convinced our emphasis in our home-state of Pennsylvania and by adding selected national companies as undercovered by our own research team will create excellent opportunities. The companies in which we have your Fund invested are the superior companies, which have created the "HomeState Advantage".

Sincerely,

/s/Kenneth G. Mertz II

Kenneth G. Mertz II, CFA
Portfolio Manager
Chief Investment Officer

THE HOMESTATE SELECT BANKING AND FINANCE FUND
---------------------------------------------
REPORT FROM MANAGEMENT

                                                                January 21, 1999

Dear Shareholder:

As we close the books on a tumultuous 1998 and start the last year of the millennium, we, the managers of The HomeState Select Banking and Finance Fund and your fellow shareholders, are extremely enthusiastic about the new focus of
the Fund and its forward potential.   Let's revisit a few of last year's events,
as it was a year to remember, before discussing the future.

                  PERFORMANCE RESULTS AS OF DECEMBER 31, 1998
                                                                  AVERAGE
                                                               ANNUAL RETURN
                                                              SINCE INCEPTION
                            SIX MONTHS1<F2>    ONE YEAR1<F2>    2/18/971<F2>
                            ---------------    -------------  ---------------
Banking and Finance
  Fund (NAV)                   -23.92%          -20.54%           +3.39%
Banking and Finance
  Fund (MOP)                   -27.59%          -24.31%           +0.72%
Russell 2000 Index              -7.12%           -2.57%             N.A.

1<F2> Past performance is no guarantee of future results. The value and performance return of an investment in the Fund will fluctuate with market conditions, so that shares, when redeemed, may be worth more or less than their original purchase price.

Please note that these numbers were principally compiled while the Fund pursued a different investment objective; from its founding in February of 1997 until October 20, 1998, the Fund was named The HomeState Select Opportunities Fund and did not focus on banking or financial services companies. Since its change on October 20th through December 31, 1998, the Fund returned +10.75%.

Simply put, 1998 market participants fell for the old cliche that "bigger is better." It was troubling to see that the only attribute that determined performance was cap size. As Kenneth G. Mertz II, CFA discusses in his overview report beginning on page 5: the market strongly rewarded the largest companies and, in particular, the large cap companies in the technology sector. In fact, a straight linear relationship existed between performance and cap size, with the micro caps (defined as stocks with a market cap of less than $250 million) significantly underperforming the large cap segment by more than 30%.

The "intelligent investor" (our fellow shareholders) must ask, "How can this occur at a time when small and midcap companies continue to sell at a discount to their large cap brethren while producing larger earnings gains than their larger counterparts?"

As managers of your Fund, we are faced with the question of what to do going forward. The answer is simple, and will always be the same. Our shareholders can rest assured that we will continue to maximize returns to them while minimizing risk through our fundamental bottom-up management style. We will continue to uncover small to mid cap stocks priced below the market due to the fact that Wall Street has yet to discover them. In addition, these companies will have a compelling growth catalyst. A portfolio combining these characteristics is well positioned to perform competitively over the long term, while seeking to exhibit less risk than the overall stock market.

In 1998, global market turmoil sent U.S. bank stocks into a tailspin, even those with no international exposure. While the market has recovered significantly from its absolute low of early October, relative valuations remain extremely attractive in the banking and finance sector. Growth, diversification and valuations make the banking and finance sector attractive in 1999. Earnings growth in the banking sector should continue to grow at double-digit rates, with growth being produced by the Internet and inroads into non-traditional banking businesses such as insurance and asset management. This expansion not only serves to diversify business lines, but also strengthen customer relations, and increase customer retention while increasing revenue.

Much like the banking sector the REIT (real estate investment trust) market took no prisoners in 1998. While psychology and fear ruled the REIT sector in 1998, ultimately the fundamentals will be the catalyst for price performance in 1999 (and the fundamentals are strong). The S&P 500 is now trading at approximately 3x the average REIT multiple, as compared to trading at approximately 2x the average REIT multiple at the beginning of 1998. This while FFO growth continued at a 10% rate and same-store net operating income (NOI) remained strong across the REIT universe driven by increasing rents, occupancies and moderating expenses. With this said, it is unlikely that investor sentiment towards this sector will remain at an all time low.

As we bring in the New Year, small and mid cap investors can continue to be confident that once again small and mid cap companies will continue to produce larger earnings growth than their peers. The ultimate question remains "When will the market value a dollar of future earnings by a small cap company the same as a dollar of future earnings by their large cap peers?"

Sincerely,


/s/Steven E. Russell

Steven E. Russell, Esq.
Co-Portfolio Manager
The Select Banking and Finance Fund

THE HOMESTATE YEAR 2000 FUND
----------------------------
REPORT FROM MANAGEMENT

                                                                January 21, 1999


Dear Shareholder:

Your HomeState Year 2000 ("Y2K") Fund had a difficult first six months of the new fiscal year.

                  PERFORMANCE RESULTS AS OF DECEMBER 31, 1998

                                                        AVERAGE
                                                     ANNUAL RETURN
                                                    SINCE INCEPTION
                    SIX MONTHS1<F3> ONE YEAR1<F3>    10/31/971<F3>
                    --------------- -------------    --------------
The Y2K Fund (NAV)     -10.09%          +2.07%           +7.39%
The Y2K Fund (MOP)     -12.69%          -0.91%           +4.71%
Russell 2000 Index      -7.12%          -2.57%           -1.30%

1<F3>Past performance is no guarantee of future results. The value and performance return of an investment in the Fund will fluctuate with market conditions, so that shares, when redeemed, may be worth more or less than their original purchase price.

The Russell 2000 is an unmanaged index of 2000 smaller sized companies.

HomeState believes the simple change of the calendar, which will occur on January 1, 2000, presents a technological problem of momentous proportion. Estimates for correcting the "Y2K" problem has been increased from $600 billion to $1 trillion by the Gartner Group. Even more important than this increase is the fact that only 43% of this money had been spent by September 30, 1998.
Since this amount of unspent dollars is so large and the time to Year 2000 is so short, we expect a last minute surge will occur to the benefit of full service providers such as Complete Business Solutions, Keane, Mastech and Metamor Worldwide, etc. While these firms' profits have benefited from their Y2K contracts in '97 and '98, "Wall Street" actually penalized these earnings as unsustainable. Our position has always been that superior companies such as those listed above will not only grow their earnings by 30% or greater because of the Y2K problem, but also enhance their future business through leverage and greater IT penetration. In addition, we believe these diversified IT service providers will not see their profits lowered by a corporate profit slowdown. A contracting economy would push corporations to enhance technology spending to hold up profit margins and enhance earnings. Our viewpoint was counter to the Street's almost total annihilation of these stocks during the 3rd Quarter of 1998. While these stocks will probably not return to their highs anytime soon, their prospects remain quite significant and therefore justify our current holdings.

Since the sentiment had turned so negative for our Information Technology holdings, we started to emphasize the replacement cycle, at the beginning of the 4th Quarter. The hardware replacement cycle has benefited our holdings such as Dell Computer, Apple Computer, Compaq, IBM and Intel. In addition, other companies replacing non-Y2K compliant products include Microsoft and Cisco.

Our third major theme which we are concentrating on is the testing phase. In this area we have concentrated on Mercury Interactive, Compuware and Crystal Systems Solutions. Inevitably, the Y2K problem will generate some profit problems for individual companies as well as business disruptions. Therefore, we anticipate making a bigger commitment to companies which benefit from being Y2K compliant in contrast to their competition.

While the Y2K fund will remain highly volatile because of our narrow focus on a sub-sector of technology industry, our outperformance since the market lows of October 8th indicate our Y2K focus can prosper when the market shows a little strength. For example, the Fund was up 41.72% from the Russell 2000 low on October 8th through December 31, 1998, while the Russell 2000 was up 36.43% and the S&P 500 was up 28.52% during the same period. Our broader cap size dispersion certainly helped (approximately 30% in large caps added for the 4th Quarter) and should provide more opportunities in 1999.

Sincerely,

/s/Kenneth G. Mertz II

Kenneth G. Mertz II, CFA
Portfolio Manager
Chief Investment Officer

THE HOMESTATE PENNSYLVANIA GROWTH FUND
--------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED)                          DECEMBER 31, 1998

                                                                       MARKET
                                                         SHARES        VALUE
                                                         ------       -------
COMMON STOCKS -- 97.8%
COMMUNICATIONS & BROADCASTING -- 3.0%
      CD Radio Inc.^<F5>*<F4>.........................  20,000      $ 685,000
      Comcast Corporation -- Class A .................  33,650      1,974,834
      National Media Corporation^<F5>*<F4>............  50,000        534,375
                                                                 ------------
      Total Communications & Broadcasting                           3,194,209
                                                                 ------------
FINANCE & INSURANCE -- 16.7%
      INSURANCE CARRIERS -- 4.6%
      Donegal Group Inc............................... 110,710      1,729,844
      Penn Treaty American Corporation*<F4>...........  68,250      1,838,484
      Penn-America Group, Inc.  ...................... 128,250      1,162,266
      Provident American Corporation*<F4>.............  24,200        242,000
                                                                 ------------
                                                                    4,972,594
                                                                 ------------
      SAVINGS, CREDIT & OTHER FINANCIAL INSTITUTIONS -- 3.7%
      Patriot Bank Corp. .............................  11,358        133,456
      Progress Financial Corporation .................  83,350      1,031,456
      Resource America, Inc. -- Class A ..............  84,000        761,250
      Sovereign Bancorp, Inc..........................  80,862      1,152,283
      Thistle Group Holdings, Co. ....................  20,000        192,500
      York Financial Corp. ...........................  41,493        656,108
                                                                 ------------
                                                                    3,927,053
                                                                 ------------
      STATE & NATIONAL BANKS -- 8.4%
      BT Financial Corporation........................  23,710        649,061
      Commerce Bancorp, Inc.^<F5>.....................  28,606      1,501,815
      First Capitol Bank*<F4>.........................   7,300        295,650
      First Colonial Group, Inc. .....................  30,245        880,886
      JeffBanks, Inc. ................................  31,833        628,702
      Main Street Bancorp, Inc. ......................  69,129      1,287,528
      Prime Bancorp, Inc. ............................ 106,910      1,683,833
      Sun Bancorp, Inc................................  25,243        700,493
      Susquehanna Bancshares, Inc. ...................  70,300      1,438,953
                                                                 ------------
                                                                    9,066,921
                                                                 ------------
      TOTAL FINANCE & INSURANCE...............................     17,966,568
                                                                 ------------
MANUFACTURING -- 38.3%
      CHEMICALS & ALLIED PRODUCTS  -- 1.1%
      OM Group, Inc.^<F5>.............................  31,700      1,157,050
                                                                 ------------
      COMPUTER & OFFICE EQUIPMENT -- 3.1%
      FORE Systems, Inc.*<F4>.........................  60,000      1,098,750
      Iomega Corporation^<F5>*<F4>.................... 150,000      1,096,875
      Safeguard Scientifics, Inc.*<F4>................  42,950      1,178,441
                                                                 ------------
                                                                    3,374,066
                                                                 ------------
      DIVERSIFIED OPERATIONS -- 0.5%
      Matthews International Corporation -- Class A...  18,700        589,050
                                                                 ------------
      FOOD & BEVERAGES -- 1.9%
      Hershey Foods Corporation.......................  20,000      1,243,750
      Tootsie Roll Industries, Inc.^<F5>..............  20,000        782,500
                                                                 ------------
                                                                    2,026,250
                                                                 ------------
      IRON & STEEL -- 0.9%
      Carpenter Technology Corporation................  28,100        953,644
                                                                 ------------

      MISCELLANEOUS ELECTRICAL MACHINERY, EQUIPMENT & SUPPLIES -- 16.8%
      Allen Organ Company -- Class B .................   9,864        374,832
      Bel Fuse Inc. -- Class A^<F5>*<F4>..............  20,000        800,000
      C&D Technologies, Inc. .........................  87,000      2,392,500
      C-COR Electronics, Inc.*<F4>....................  45,300        622,875
      Cable Design Technologies*<F4>.................. 115,800      2,142,300
      Cubic Corporation^<F5>..........................  14,900        279,375
      Harsco Corporation .............................  38,600      1,174,887
      Herley Industries, Inc*<F4>.....................  80,000        960,000
      Integrated Circuit Systems, Inc.*<F4>...........  41,500        731,437
      The JPM Company*<F4>............................  20,000        280,000
      Kulicke and Soffa Industries, Inc.*<F4>.........   7,500        133,125
      SCI Systems, Inc.^<F5>*<F4>.....................  25,000      1,443,750
      TB Wood's Corporation ..........................  17,000        205,063
      Technitrol, Inc.................................  73,700      2,349,187
      Teleflex Incorporated...........................  37,400      1,706,375
      Triumph Group, Inc.^<F5>*<F4>...................  37,000      1,184,000
      TurboChef, Inc.^<F5>*<F4>.......................  10,000         91,250
      Vitesse Semiconductor Corporation^<F5>*<F4>.....  28,000      1,277,500
                                                                 ------------
                                                                   18,148,456
                                                                 ------------
      MISCELLANEOUS INDUSTRIAL MACHINERY & EQUIPMENT -- 4.0%
      JLG Industries, Inc. ...........................  36,300        567,188
      Met-Pro Corporation............................. 107,150      1,339,375
      SI Handling Systems, Inc........................ 174,125      2,437,750
                                                                 ------------
                                                                    4,344,313
                                                                 ------------
      PHARMACEUTICAL PREPARATIONS -- 5.8%
      Agouron Pharmaceuticals, Inc. ^<F5>*<F4>........  24,850      1,459,937
      CollaGenex Pharmaceuticals, Inc.*<F4>...........  28,100        270,462
      Cypros Pharmaceutical Corporation^<F5>*<F4>.....     700          2,275
      Emisphere Technologies, Inc.^<F5>*<F4>..........  33,600        525,000
      Magainin Pharmaceuticals, Inc.*<F4>.............  48,000        153,000
      Maxim Pharmaceuticals, Inc.^<F5>*<F4>...........  27,300        419,737
      MedImmune, Inc.^<F5>*<F4>.......................   6,000        596,625
      Neose Technologies, Inc.*<F4>...................  65,290        918,141
      PharmaPrint Inc.^<F5>*<F4>......................  89,000      1,168,125
      ViroPharma Incorporated*<F4>....................  73,700        686,331
                                                                 ------------
                                                                    6,199,633
                                                                 ------------
      PRECISION INSTRUMENTS & MEDICAL SUPPLIES -- 3.9%
      ArthroCare Corporation^<F5>*<F4>................  15,000        326,250
      ChromaVision Medical Systems, Inc.^<F5>*<F4>....  99,460        497,300
      Environmental Tectonics Corporation*<F4>........  67,100        679,388
      IGEN International, Inc.^<F5>*<F4>..............  78,500      2,404,063
      Medical Technology & Innovations, Inc.*<F4>.....1,460,789       262,942
                                                                 ------------
                                                                    4,169,943
                                                                 ------------
      TELECOMMUNICATIONS EQUIPMENT -- 0.0%
      InterDigital Communications Corporation*<F4>....   5,000         22,813
                                                                 ------------
      TEXTILES & APPAREL -- 0.3%
      Jones Apparel Group, Inc.*<F4>..................  15,960        352,118
                                                                 ------------
      TOTAL MANUFACTURING ....................................     41,337,336
                                                                 ------------
REAL ESTATE INVESTMENT TRUSTS -- 5.4%
      Brandywine Realty Trust ........................  90,500      1,617,687
      Crown American Realty Trust .................... 160,500      1,243,875
      Liberty Property Trust..........................  67,600      1,664,650
      Resource Asset Investment Trust ................ 120,000      1,320,000
                                                                 ------------
      TOTAL REAL ESTATE INVESTMENT TRUSTS ....................      5,846,212
                                                                 ------------
SERVICES -- 19.7%
      BUSINESS SERVICES -- 0.8%
      Diamond Technology Partners
        Incorporated^<F5>*<F4>........................  37,530        717,761
      Marlton Technologies, Inc.*<F4>.................  48,300        199,238
                                                                 ------------
                                                                      916,999
                                                                 ------------

      COMPUTER SERVICES -- 15.0%
      Amkor Technology, Inc.*<F4>.....................  77,400        836,888
      Ansoft Corporation*<F4>.........................  97,000        472,875
      Best Software, Inc.^<F5>*<F4>...................  40,650        965,438
      CMGI Inc.^<F5>*<F4>.............................     500         53,250
      CPS Systems, Inc.^<F5>*<F4>.....................  50,000         40,625
      Complete Business Solutions, Inc.^<F5>*<F4>.....  49,800      1,686,975
      Concentric Network Corporation^<F5>*<F4>........   9,900        329,175
      DocuCorp International, Inc.^<F5>*<F4>..........  86,660        525,376
      Jack Henry & Associates, Inc.^<F5>..............  10,000        497,500
      Javelin Systems, Inc.^<F5>*<F4>.................  35,000        525,000
      Keane, Inc.^<F5>*<F4>...........................  54,780      2,187,776
      Mastech Corporation*<F4>........................ 108,000      3,091,500
      Mercury Interactive Corporation^<F5>*<F4>.......  10,000        632,500
      Prophet 21, Inc.*<F4>...........................   5,000         53,437
      Sanchez Computer Associates, Inc.*<F4>..........  63,750      1,864,688
      SunGard Data Systems Inc.*<F4>..................  48,400      1,920,875
      Tangram Enterprise Solutions, Inc.^<F5>*<F4>.... 108,950        435,800
                                                                 ------------
                                                                   16,119,678
                                                                 ------------
      MEDICAL & HEALTH SERVICES -- 2.2%
      Balanced Care Corporation.......................  36,000        288,000
      CoreCare Systems, Inc.*<F4>..................... 127,000        128,270
      Laser Vision Centers, Inc.^<F5>*<F4>............  76,600      1,697,169
      Universal Health Services, Inc. -- Class B .....   5,000        259,375
                                                                 ------------
                                                                    2,372,814
                                                                 ------------
      PERSONAL SERVICES -- 0.3%
      Nobel Learning Communities, Inc.*<F4>...........  49,660        273,130
      Right Management Consultants, Inc.*<F4>.........   5,000         73,750
                                                                 ------------
                                                                      346,880
                                                                 ------------
      TELECOMMUNICATION SERVICES -- 1.4%
      The Associated Group, Inc. -- Class A*<F4>......  34,700      1,492,100
                                                                 ------------
      TOTAL SERVICES..........................................     21,248,471
                                                                 ------------
TRANSPORTATION -- 0.5%
      Arnold Industries, Inc. ........................  32,450        523,256
                                                                 ------------
UTILITIES -- 2.0%
      Philadelphia Suburban Corporation ..............  67,166      1,985,595
      UGI Corporation.................................   7,000        166,250
                                                                 ------------
      TOTAL UTILITIES.........................................      2,151,845
                                                                 ------------

WHOLESALE & RETAIL TRADE -- 12.2%
      MISCELLANEOUS RETAIL STORES -- 7.2%
      A.C. Moore Arts & Crafts, Inc.^<F5>*<F4>........  88,850        544,206
      Borders Group, Inc.^<F5>*<F4>...................  57,000      1,421,438
      Brookstone, Inc.^<F5>*<F4>......................  78,600      1,346,025
      Electronics Boutique Holdings Corp.*<F4>........  49,900      1,016,712
      National Record Mart, Inc.*<F4>.................  26,800        244,550
      Rite Aid Corporation............................  51,500      2,552,469
      U.S. Vision, Inc.^<F5>*<F4>.....................  82,500        639,375
                                                                 ------------
                                                                    7,764,775
                                                                 ------------
      RETAIL APPAREL & ACCESSORY STORES -- 1.9%
      Charming Shoppes, Inc.*<F4>.....................  20,000         86,250
      Chico's Fas, Inc.^<F5>*<F4>.....................  12,500        292,187
      Hot Topic, Inc.^<F5>*<F4>.......................  33,500        431,312
      Piercing Pagoda, Inc.*<F4>...................... 130,900      1,276,275
                                                                 ------------
                                                                    2,086,024
                                                                 ------------
      RETAIL EATING & DRINKING PLACES -- 0.3%
      Schlotzsky's, Inc.^<F5>*<F4>....................  26,000        256,750
                                                                 ------------
      WHOLESALE MISCELLANEOUS -- 2.6%
      Creative Master International, Inc.^<F5>*<F4>...  70,000        420,000
      Media Arts Group, Inc.^<F5>*<F4>................ 117,500      1,652,344
      OroAmerica, Inc.^<F5>*<F4>......................  56,700        559,913
      PacificHealth Laboratories, Inc.^<F5>*<F4>......  50,400        170,100
                                                                 ------------
                                                                    2,802,357
                                                                 ------------
      WHOLESALE-PETROLEUM & PRODUCTS -- 0.2%
      Harken Energy Corporation*<F4>.................. 100,000        193,750
                                                                 ------------
      TOTAL WHOLESALE & RETAIL TRADE .........................     13,103,656
                                                                 ------------
      TOTAL COMMON STOCKS (COST $88,675,306) .................    105,371,553
                                                                 ------------
MONEY MARKET MUTUAL FUNDS -- 0.8%
      Firstar Institutional Money Market Fund ........ 516,561        516,561
      Firstar U.S. Government Money Market Fund ...... 392,277        392,277
                                                                 ------------
      TOTAL MONEY MARKET MUTUAL FUNDS (COST $908,838) ........        908,838
                                                                 ------------
TOTAL INVESTMENTS (COST $89,584,144) -- 98.6% ................    106,280,391
OTHER ASSETS AND LIABILITIES, NET -- 1.4% ....................      1,519,097
                                                                 ------------
NET ASSETS -- 100.0%..........................................  $ 107,799,488
                                                                 ------------
                                                                 ------------
*<F4>Non-income producing security.
^<F5>Non-Pennsylvania Company as defined in the Fund's current prospectus (the aggregate value of such securities amounted to $36,260,797 as of December 31, 1998).

See accompanying Notes to Financial Statements.

THE HOMESTATE SELECT BANKING AND FINANCE FUND
---------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED)                        DECEMBER 31, 1998

                                                                       MARKET
                                                         SHARES        VALUE
                                                         ------        ------
COMMON STOCKS -- 97.1%
FINANCE & INSURANCE -- 69.9%
      INSURANCE CARRIERS -- 10.9%
      Donegal Group Inc...............................   9,500    $   148,438
      Harleysville Group Inc..........................   3,700         95,506
      Motor Club of America*<F6> .....................   2,500         35,781
      Penn Treaty American Corporation*<F6>...........  11,600        312,475
      Penn-America Group, Inc.........................  19,750        178,984
      Philadelphia Consolidated Holding Corp.*<F6>....  12,100        273,763
      Provident American Corporation*<F6>.............  14,000        140,000
                                                                 ------------
                                                                    1,184,947
                                                                 ------------
      SAVINGS, CREDIT & OTHER FINANCIAL INSTITUTIONS -- 16.1%
      The CIT Group, Inc. -- Class A .................   3,750        119,297
      Federated Investors, Inc........................  10,000        181,250
      First Sierra Financial, Inc.*<F6>...............  10,000        122,500
      Knight/Trimark Group, Inc. -- Class A*<F6>......   8,500        203,469
      Prime Bancorp, Inc. ............................  19,000        299,250
      Progress Financial Corporation .................  21,100        261,113
      PSB Bancorp, Inc.*<F6>..........................  15,500        118,188
      Resource America, Inc. -- Class A ..............  15,000        135,938
      Sovereign Bancorp, Inc..........................   8,500        121,125
      Thistle Group Holdings, Co. ....................  20,000        192,500
                                                                 ------------
                                                                    1,754,630
                                                                 ------------
      STATE & NATIONAL BANKS -- 42.9%
      AmSouth Bancorporation .........................   9,500        433,437
      BT Financial Corporation........................  11,900        325,762
      CENIT Bancorp, Inc. ............................   3,500         75,250
      Commerce Bancorp, Inc...........................   9,100        477,750
      Community Independent Bank Inc. ................   1,200         14,325
      Drovers Bancshares Corporation..................  10,500        255,937
      FCNB Corp. .....................................  12,000        266,250
      First Colonial Group, Inc.......................   3,000         87,375
      First Western Bancorp, Inc......................   6,000        190,500
      Fulton Financial Corporation....................  14,100        317,250
      Greater Bay Bancorp.............................   8,500        286,875
      HUBCO, Inc.  ...................................   8,200        247,025
      JeffBanks, Inc. ................................  15,333        302,827
      Main Street Bancorp, Inc........................  27,603        514,106
      Mercantile Bankshares Corporation ..............  10,000        385,000
      National Penn Bancshares, Inc...................   2,500         68,125
      Sun Bancorp, Inc................................   8,584        238,206
      Sun Bancorp, Inc. - New Jersey*<F6>.............  10,000        185,000
                                                                 ------------
                                                                    4,671,000
                                                                 ------------
      TOTAL FINANCE & INSURANCE ..............................      7,610,577
                                                                 ------------
MANUFACTURING -- 5.3%
      COMPUTER & OFFICE EQUIPMENT -- 0.7%
      Tangram Enterprise Solutions, Inc.*<F6>.........  19,200         76,800
                                                                 ------------
      CONSUMER PRODUCTS -- 0.7%
      OroAmerica, Inc.*<F6>...........................   8,100         79,988
                                                                 ------------
      MISCELLANEOUS INDUSTRIAL MACHINERY & EQUIPMENT -- 1.4%
      SI Handling Systems, Inc........................  10,450        146,300
                                                                 ------------
      PRECISION INSTRUMENTS & MEDICAL SUPPLIES -- 2.5%
      Environmental Tectonics Corporation*<F6>........  27,300        276,412
                                                                 ------------
      TOTAL MANUFACTURING.....................................        579,500
                                                                 ------------
REAL ESTATE INVESTMENT TRUSTS -- 17.5%
      Brandywine Realty Trust ........................  15,700        280,637
      Crown American Realty Trust ....................  24,000        186,000
      Developers Diversified Realty Corporation.......   1,000         17,750
      Duke Realty Investments, Inc. ..................  11,800        274,350
      First Industrial Realty Trust, Inc. ............   9,000        241,312
      Liberty Property Trust..........................  16,000        394,000
      Resource Asset Investment Trust ................  20,000        220,000
      The Rouse Company...............................  10,500        288,750
                                                                 ------------
      TOTAL REAL ESTATE INVESTMENT TRUSTS ....................      1,902,799
                                                                 ------------
SERVICES -- 3.5%
      BUSINESS SERVICES -- 0.5%
      Marlton Technologies, Inc.*<F6>.................  13,300         54,863
                                                                 ------------
      COMPUTER SERVICES -- 3.0%
      Jack Henry & Associates, Inc.  .................   3,000        149,250
      Sanchez Computer Associates, Inc.*<F6>..........   6,000        175,500
                                                                 ------------
                                                                      324,750
                                                                 ------------
      TOTAL SERVICES..........................................        379,613
                                                                 ------------

WHOLESALE & RETAIL TRADE -- 0.9%
      MISCELLANEOUS RETAIL STORES -- 0.9%
      Electronics Boutique Holdings Corp. *<F6>.......   5,000        101,875
                                                                 ------------
      TOTAL COMMON STOCKS (COST $10,668,777) .................     10,574,364
                                                                 ------------
                                                       CONTRACTS
                                                      (100 shares
                                                     per contract)
                                                     -------------
CALL OPTIONS PURCHASED -- 0.1%
      IGEN International, Inc., Expiration March 1999,
      Exercise Price $35.00 (Cost $27,650) ...........      50         15,000
                                                                 ------------
                                                         SHARES
                                                         ------
MONEY MARKET MUTUAL FUNDS -- 4.3%
      Firstar Institutional Money Market Fund ........ 255,535        255,535
      Firstar U.S. Government Money Market Fund ...... 206,611        206,611
                                                                 ------------
      TOTAL MONEY MARKET MUTUAL FUNDS (COST $462,146) ........        462,146
                                                                 ------------
      TOTAL INVESTMENTS (COST $11,158,573) -- 101.5% .........     11,051,510
                                                                 ------------
OTHER LIABILITIES AND ASSETS, NET -- (1.5)% ..................      (160,617)
                                                                 ------------
NET ASSETS -- 100.0%..........................................   $ 10,890,893
                                                                 ------------
                                                                 ------------
*<F6> Non-income producing security.

See accompanying Notes to Financial Statements

THE HOMESTATE YEAR 2000 FUND
----------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED)                          DECEMBER 31, 1998

                                                                       MARKET
                                                         SHARES        VALUE
                                                         ------       -------
COMMON STOCKS -- 99.7%
MANUFACTURING -- 37.6%
      COMPUTER & OFFICE EQUIPMENT -- 33.7%
      Apple Computer, Inc.*<F7>.......................   2,000      $  81,875
      Cisco Systems, Inc.*<F7>........................   3,000        278,438
      Compaq Computer Corporation ....................   3,200        134,200
      Dell Computer Corporation*<F7>..................   4,000        292,750
      EMC Corporation*<F7>............................   2,400        204,000
      Intel Corporation...............................   3,000        355,688
      International Business Machines Corporation.....   2,600        480,350
      Iomega Corporation*<F7>.........................  12,000         87,750
      Microsoft Corporation*<F7>......................   2,800        388,325
      Network Associates, Inc.*<F7>...................   5,000        331,250
      Novell, Inc.*<F7>...............................   8,000        145,000
      Tangram Enterprise Solutions, Inc.*<F7>.........  21,000         84,000
      Unisys Corporation*<F7>.........................  15,000        516,562
                                                                 ------------
                                                                    3,380,188
                                                                 ------------
      MISCELLANEOUS ELECTRICAL MACHINERY, EQUIPMENT & SUPPLIES -- 3.9%
      Cable Design Technologies Corporation*<F7>......   7,500        138,750
      Herley Industries, Inc.*<F7>....................  15,000        180,000
      The Titan Corporation*<F7> .....................  12,000         66,000
                                                                 ------------
                                                                      384,750
                                                                 ------------
      TOTAL MANUFACTURING.....................................      3,764,938
                                                                 ------------
RETAIL TRADE -- 3.2%
      Rite Aid Corporation1<F8>......................   6,500        322,156
                                                                 ------------
SERVICES -- 58.9%
      BUSINESS SERVICES -- 11.5%
      Data Processing Resources Corporation*<F7>......  12,500        365,625
      Diamond Technology Partners Incorporated*<F7>...  11,000        210,375
      Metamor Worldwide, Inc.*<F7>....................   5,700        142,500
      Modis Professional Services, Inc.*<F7>..........  14,500        210,250
      Robert Half International Inc.*<F7>.............   5,000        223,437
                                                                 ------------
                                                                    1,152,187
                                                                 ------------
COMPUTER SERVICES -- 46.1%
      CPS Systems, Inc.*<F7>..........................  18,500         15,031
      CIBER, Inc.*<F7>................................  13,000        363,187
      Cognicase Inc.*<F7>.............................   6,000        133,406
      Comdisco, Inc. .................................  10,000        168,750
      Complete Business Solutions, Inc.*<F7>1<F8>.....  12,800        433,600
      Compuware Corporation*<F7>......................   7,500        585,938
      Crystal Systems Solutions Ltd.*<F7>.............  12,000        123,750
      DocuCorp International, Inc.*<F7>...............   7,500         45,469
      Jack Henry & Associates, Inc. ..................   4,700        233,825
      Keane, Inc.*<F7>................................  11,500        459,281
      Mastech Corporation*<F7>1<F8>...................  17,500        500,938
      Mercury Interactive Corporation*<F7>............  11,200        708,400
      Platinum Technology, Inc.*<F7>..................  12,000        229,500
      Sanchez Computer Associates, Inc.*<F7>..........   4,500        131,625
      SunGard Data Systems Inc.*<F7>1<F8>.............   6,000        238,125
      TAVA Technologies, Inc.*<F7>....................  22,500        171,563
      Viasoft, Inc.*<F7>..............................  11,200         78,400
                                                                 ------------
                                                                    4,620,788
                                                                 ------------
      MEDICAL & HEALTH SERVICES -- 1.3%
      Colorado MEDtech, Inc.*<F7>.....................  10,000        132,500
                                                                 ------------
      TOTAL SERVICES..........................................      5,905,475
                                                                 ------------
      TOTAL COMMON STOCKS (COST $8,294,283)...................      9,992,569
                                                                 ------------
MONEY MARKET MUTUAL FUNDS -- 4.0%
      Firstar Institutional Money Market Fund ........ 202,091        202,091
      Firstar U.S. Government Money Market Fund ...... 199,461        199,461
                                                                 ------------
      TOTAL MONEY MARKET MUTUAL FUNDS (COST $401,552) ........        401,552
                                                                 ------------
      TOTAL INVESTMENTS (COST $8,695,835) -- 103.7% ..........     10,394,121
                                                                 ------------
SECURITIES SOLD SHORT -- (4.2%)
      AnswerThink Consulting Group, Inc.*<F7>.........  12,000      (322,500)
      H.T.E., Inc.*<F7>...............................   1,500        (7,500)
      QuadraMed Corporation*<F7>......................   2,500       (51,250)
 .     Venator Group, Inc.*<F7>........................   6,000       (38,625)
                                                                 ------------
      TOTAL SECURITIES SOLD SHORT (PROCEEDS $356,951).........       (419,875)
                                                                 ------------
RECEIVABLES FROM BROKERS FOR SECURITIES SOLD SHORT -- 3.6% ...        356,951
                                                                 ------------
OTHER LIABILITIES AND ASSETS, NET -- (3.1%) ..................       (306,253)
                                                                 ------------
NET ASSETS -- 100.0%..........................................   $ 10,024,944
                                                                 ------------
                                                                 ------------
*<F7> Non-income producing security.
1<F8> All or a portion of the securities have been committed as collateral for open short positions.

See accompanying Notes to Financial Statements.

THE HOMESTATE GROUP
-------------------
STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)             DECEMBER 31, 1998

                                                               PENNSYLVANIA    SELECT BANKING AND  YEAR 2000
                                                               GROWTH FUND        FINANCE FUND        FUND
                                                               ------------       ------------    ------------
ASSETS
Investments in securities at market value (identified
   cost $89,584,144, $11,158,573, and $8,695,835,
   respectively) (Note 2)  .................................  $ 106,280,391        $ 11,051,510    $10,394,121
Deposits with brokers and custodian bank for
   securities sold short ...................................             --             121,496        356,951
Receivables for:
   Dividends and interest ..................................        117,400              37,936          2,702
   Investment securities sold  .............................      4,356,631              73,857             --
   Capital shares sold  ....................................         18,082               3,809          7,989
Other assets................................................         21,329               8,985         11,978
                                                               ------------        ------------   ------------
   Total assets ............................................    110,793,833          11,297,593     10,773,741
                                                               ------------        ------------   ------------
LIABILITIES
Securities sold short at market value (proceeds
   $0, $0 and $356,951, respectively) (Note 2) .............             --                  --        419,875
Payables for:
   Investment securities purchased  ........................      2,482,297             304,541         95,610
   Capital shares repurchased ..............................        255,332              38,123        139,448
   Payable to Adviser  .....................................         66,279              17,662         33,354
Accrued expenses and other liabilities .....................        190,437              46,374         60,510
                                                               ------------        ------------   ------------
   Total Liabilities  ......................................      2,994,345             406,700        748,797
                                                               ------------        ------------   ------------
NET ASSETS .................................................  $ 107,799,488      $   10,890,893 $   10,024,944
                                                               ------------        ------------   ------------
                                                               ------------        ------------   ------------
NET ASSETS CONSIST OF:
Shares of beneficial interest...............................    $93,094,607         $13,696,753    $10,210,722
Accumulated net realized loss on investments................     (1,991,366)         (2,698,797)    (1,821,140)
Net unrealized appreciation (depreciation) on
   investments .............................................     16,696,247            (107,063)     1,698,286
Net unrealized depreciation on securities sold short........             --                  --        (62,924)
                                                               ------------        ------------   ------------
   Net assets  .............................................   $107,799,488        $ 10,890,893   $ 10,024,944
                                                               ------------        ------------   ------------
                                                               ------------        ------------   ------------
NET ASSETS VALUE AND REDEMPTION
   PRICE PER SHARE
   ($107,799,488/10,083,655 issued and outstanding
   shares, no par value; $10,890,893/1,067,205 issued
   and outstanding shares, no par value; and
   $10,024,944/922,306 issued and outstanding shares,
   no par value, respectively) .............................         $10.69              $10.21         $10.87
                                                                     ------              ------         ------
                                                                     ------              ------         ------
Maximum offering price per share
   (100/95.25 of $10.69, 100/95.25 of $10.21, and
   100/97.10 of $10.87, respectively)  .....................         $11.22              $10.72         $11.19
                                                                     ------              ------         ------
                                                                     ------              ------         ------

See accompanying Notes to Financial Statements

THE HOMESTATE GROUP
-------------------
STATEMENTS OF OPERATIONS (UNAUDITED)  FOR THE SIX MONTHS ENDED DECEMBER 31, 1998

                                                               PENNSYLVANIA    SELECT BANKING AND  YEAR 2000
                                                               GROWTH FUND        FINANCE FUND        FUND
                                                               ------------       ------------    ------------
INVESTMENT INCOME
   Dividends  ..............................................   $    626,012        $    118,489   $      3,495
   Interest  ...............................................        112,367              24,621         26,656
                                                               ------------        ------------   ------------
          Total investment income ..........................        738,379             143,110         30,151
                                                               ------------        ------------   ------------
EXPENSES:
   Investment Advisory fees ................................        408,419              62,818         46,458
   12b-1 fees ..............................................        190,595              21,986         32,521
   Shareholder servicing and accounting  ...................        180,049              28,555         24,951
   Professional fees  ......................................         16,750              11,685          5,936
   Directors' fees and expenses  ...........................          5,006               2,202          2,758
   Administration fees .....................................         32,472              13,135         13,298
   Reports to shareholders  ................................         16,542               2,663          2,330
   Federal and state registration fees  ....................         12,876               7,175          7,599
   Custody fees  ...........................................         14,880               4,447          2,848
   Other ...................................................            985                 265            140
                                                               ------------        ------------   ------------
          Total expenses before fee waivers ................        878,574             154,931        138,839
   Advisory fee waived .....................................             --              (7,309)        (4,110)
                                                               ------------        ------------   ------------
   Total operating expenses before
     dividends on short positions ..........................        878,574             147,622        134,729
   Dividends on short positions ............................             --                  --          1,120
                                                               ------------        ------------   ------------
          Total expenses....................................        878,574             147,622        135,849
                                                               ------------        ------------   ------------
NET INVESTMENT LOSS.........................................       (140,195)             (4,512)      (105,698)
                                                               ------------        ------------   ------------
REALIZED AND UNREALIZED LOSS
   ON INVESTMENTS:
   Realized gain (loss) on:
          Long transactions ................................     (1,776,768)         (1,203,456)    (1,461,863)
          Short transactions................................             --              78,861        157,327
          Options contracts expired or closed...............             --             (23,370)       (74,901)
   Change in unrealized appreciation (depreciation) on:
          Investments.......................................    (21,407,412)         (2,929,678)       352,873
          Short positions ..................................             --              29,325        (92,136)
                                                               ------------        ------------   ------------
   Net realized and unrealized loss on investments .........    (23,184,180)         (4,048,318)    (1,118,700)
                                                               ------------        ------------   ------------

NET DECREASE IN NET ASSETS
   RESULTING FROM OPERATIONS ...............................   $(23,324,375)       $ (4,052,830)  $ (1,224,398)
                                                               ------------        ------------   ------------
                                                               ------------        ------------   ------------

See accompanying Notes to Financial Statements

THE HOMESTATE GROUP
-------------------
STATEMENTS OF CHANGES IN NET ASSETS                          DECEMBER 31, 1998

FOR THE SIX MONTHS ENDED DECEMBER 31, 1998                     PENNSYLVANIA    SELECT BANKING AND  YEAR 2000
(UNAUDITED)                                                    GROWTH FUND     FINANCE FUND**<F10>   FUND
                                                              --------------   ------------------- ---------

OPERATIONS
  Net investment loss  .....................................    $  (140,195)       $     (4,512)   $  (105,698)
  Net realized gain (loss):
          Long transactions ................................     (1,776,768)         (1,203,456)    (1,461,863)
          Short transactions ...............................             --              78,861        157,327
          Option contracts expired or closed ...............             --             (23,370)       (74,901)
  Change in unrealized appreciation (depreciation) on:
          Investments ......................................    (21,407,412)         (2,929,678)       352,873
          Short positions ..................................             --              29,325        (92,136)
                                                               ------------        ------------   ------------
               NET DECREASE IN NET ASSETS
               RESULTING FROM OPERATIONS ...................    (23,324,375)         (4,052,830)    (1,224,398)
                                                               ------------        ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net realized gain from investment transactions  ..........     (1,454,271)                 --             --
CAPITAL SHARE TRANSACTIONS (NOTE 3)
  Net increase (decrease) in net assets resulting from
  capital share transactions  ..............................     (2,858,769)         (2,482,196)       275,906
                                                               ------------        ------------   ------------
TOTAL DECREASE IN NET ASSETS ...............................    (27,637,415)         (6,535,026)      (948,492)
NET ASSETS:
  Beginning of period  .....................................    135,436,903          17,425,919     10,973,436
                                                               ------------        ------------   ------------
  End of period  ...........................................   $107,799,488        $ 10,890,893   $ 10,024,944
                                                               ------------        ------------   ------------
                                                               ------------        ------------   ------------
                                                               PENNSYLVANIA    SELECT BANKING AND  YEAR 2000
FOR THE FISCAL YEAR ENDED JUNE 30, 1998                        GROWTH FUND     FINANCE FUND**<F10> FUND*<F9>
                                                              --------------   ------------------- ---------
OPERATIONS
  Net investment loss  .....................................    $  (520,439)        $  (257,011)   $   (80,621)
  Net realized gain (loss):
          Long transactions ................................      6,549,655            (947,726)      (487,353)
          Short transactions ...............................             --             (43,734)       (48,650)
          Option contracts expired or closed ...............             --              76,123         94,300
  Change in unrealized appreciation (depreciation) on:
          Investments ......................................     17,298,591           2,218,095      1,345,413
          Short positions ..................................             --             (31,446)        29,212
                                                               ------------        ------------   ------------
               NET INCREASE IN NET ASSETS
               RESULTING FROM OPERATIONS ...................     23,327,807           1,014,301        852,301
                                                               ------------        ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net realized gain from investment transactions  ..........     (3,611,930)           (576,757)            --
CAPITAL SHARE TRANSACTIONS (NOTE 3)
  Net increase in net assets resulting from
  capital share transactions  ..............................     26,144,053          11,360,600     10,121,135
                                                               ------------        ------------   ------------
TOTAL INCREASE IN NET ASSETS ...............................     45,859,930          11,798,144     10,973,436
NET ASSETS:
  Beginning of period  .....................................     89,576,973           5,627,775             --
                                                               ------------        ------------   ------------
  End of period  ...........................................   $135,436,903        $ 17,425,919  $  10,973,436
                                                               ------------        ------------   ------------
                                                               ------------        ------------   ------------
*<F9>  For the period November 3, 1997 (commencement of operations) through June 30, 1998.
**<F10>Prior to October 20, 1998 was known as the Select Opportunities Fund.

See accompanying Notes to Financial Statements

THE HOMESTATE GROUP
-------------------
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

PENNSYLVANIA GROWTH FUND***<F13>
                                                                                     PERIODS ENDED
                                                         ---------------------------------------------------------------------
                                                         12/31/98     6/30/98       6/30/97    6/30/96      6/30/95    6/30/94
                                                         ---------    --------     --------    --------     -------   --------
                                                        (UNAUDITED)
Net asset value at beginning of period................    $13.03       $10.78      $10.63      $  7.84     $  6.19   $  5.49
                                                           ------      ------       ------      ------       ------    ------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net investment loss...................................     (0.01)1<F14> (0.05)1<F14>(0.03)       (0.03)      (0.01)    (0.02)
Net realized and unrealized gain (loss) on investments     (2.19)        2.70        0.89         3.09        1.77      0.77
                                                           ------      ------       ------      ------       ------    ------
  Total from investment operations  ..................     (2.20)        2.65        0.86         3.05        1.76      0.75
                                                           ------      ------       ------      ------       ------    ------
LESS DISTRIBUTIONS
------------------
Dividends from net investment income..................         --          --        0.00         0.00       (0.00)    (0.01)
Distributions from net realized gains.................     (0.14)       (0.40)      (0.71)       (0.26)      (0.11)    (0.04)
                                                           ------      ------       ------      ------       ------    ------
  Total distributions  ...............................     (0.14)       (0.40)      (0.71)       (0.26)      (0.11)    (0.05)
                                                           ------      ------       ------      ------       ------    ------
Net asset value at end of period......................    $10.69       $13.03      $10.78       $10.63     $  7.84   $  6.19
                                                           ------      ------       ------      ------       ------    ------
                                                           ------      ------       ------      ------       ------    ------
Total return**<F12>...................................   (17.07)%2<F15>25.04%        9.56%      39.94%       28.96%    13.75%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000s omitted) .............   $107,799    $135,437      $89,577     $55,828      $20,388    $9,892
Ratio of expenses to average net assets before
   reimbursement by Adviser ..........................     1.61%*<F11>  1.49%        1.77%       1.85%        2.00%     2.67%
Ratio of expenses to average net assets after
   reimbursement by Adviser ..........................        na3<F16>     na3<F16>    na3<F16>     na3<F16>  1.91%     2.23%
Ratio of net investment loss to average net
  assets before reimbursement by Adviser .............    (0.26)%*<F11>(0.45)%     (0.39)%     (0.58)%      (0.20)%   (0.76)%
Ratio of net investment loss to average
   net assets after reimbursement by Adviser .........        na3<F16>     na3<F16>    na3<F16>     na3     (0.10)%   (0.32)%
Portfolio turnover rate ..............................        35%         51%          50%         66%          51%       51%

*<F11>  Annualized.
**<F12> Total return does not reflect 4.75% maximum sales charge.
***<F13>The per share data reflects 2 for 1 stock split which occurred December 29, 1997.
1<F14>  Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
2<F15>  Not annualized.
3<F16>  Not applicable: no reimbursements were made by the Adviser.

See accompanying Notes to Financial Statements

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
SELECT BANKING AND FINANCE FUND#<F17>

                                                                                         PERIODS ENDED
                                                                            ----------------------------------------
                                                                             12/31/98        6/30/98        6/30/97+<F18>
                                                                            -----------     --------        --------
                                                                            (UNAUDITED)
Net asset value at beginning of period................................         $13.42         $11.70         $10.00
                                                                               ------         ------         ------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net investment loss ..................................................             --         (0.20)1<F21>   (0.03)
Net realized and unrealized gain (loss) on investments................         (3.21)           2.46           1.73
                                                                               ------         ------         ------
     Total from investment operations.................................         (3.21)           2.26           1.70
                                                                               ------         ------         ------
LESS DISTRIBUTIONS
------------------
Distributions from net realized gains.................................             --         (0.54)             --
                                                                               ------         ------         ------
Net asset value at end of period......................................         $10.21         $13.42         $11.70
                                                                               ------         ------         ------
                                                                               ------         ------         ------
Total return**<F20>...................................................       (23.92)%2<F22>   19.56%         17.00%2<F22>
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)..............................        $10,891        $17,426         $5,628
Ratio of operating expenses to average
   net assets before reimbursement
   by Adviser and waivers.............................................          2.47%*<F19>    2.59%          8.10%*<F19>
Ratio of operating expenses to average
   net assets after reimbursement
   by Adviser and waivers3<F23>.......................................          2.35%*<F19>    2.35%          2.35%*<F19>
Ratio of dividends on short positions to average net assets...........             --          0.02%             --
Ratio of net investment loss to average
   net assets before reimbursement
   by Adviser and waivers.............................................        (0.19)%*<F19>  (1.99)%        (6.85)%*<F19>
Ratio of net investment loss to average
   net assets after reimbursement
   by Adviser and waivers.............................................        (0.07)%*<F19>  (1.75)%        (1.10)%*<F19>
Portfolio turnover rate...............................................            91%           115%            59%

#<F17>    Prior to October 20, 1998 was known as the Select Opportunities Fund.
+<F18>    From commencement of operations: February 18, 1997.
*<F19>    Annualized.
**<F20>   Total return does not reflect 4.75% maximum sales charge.
1<F21>    Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
2<F22>    Not annualized.
3<F23>    The operating expense ratio excludes dividends on short positions.  The ratio including dividends on short positions for the periods ended December 31, 1998,  June 30, 1998 and June 30, 1997 were 2.35%, 2.37% and 2.35%, respectively.

See accompanying Notes to Financial Statements

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
YEAR 2000 FUND

                                                                                                       PERIODS ENDED
                                                                                                 --------------------------
                                                                                                  12/31/98       6/30/98+<F24>
                                                                                                 -----------    ----------
                                                                                                 (UNAUDITED)
Net asset value at beginning of period.......................................................      $12.09         $10.00
                                                                                                   ------         ------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net investment loss..........................................................................      (0.11)2<F28>   (0.16)1<F27>
Net realized and unrealized gain on investments..............................................      (1.11)          2.25
                                                                                                   ------         ------
   Total from investment operations .........................................................      (1.22)          2.09
                                                                                                   ------         ------
Net asset value at end of period.............................................................      $10.87         $12.09
                                                                                                   ------         ------
                                                                                                   ------         ------
Total return**<F236>3<F29>...................................................................     (10.09)%        20.90%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000s omitted).....................................................     $10,025        $10,973
Ratio of operating expenses to average net assets before reimbursement
   by Adviser and waivers....................................................................       2.99%*<F25>    5.29%*<F25>
Ratio of operating expenses to average net assets after reimbursement
   by Adviser and waivers4<F30>..............................................................       2.90%*<F25>    2.90%*<F25>
Ratio of dividends on short positions to average net assets..................................       0.02%*<F25>    0.03%*<F25>
Ratio of net investment loss to average net assets before reimbursement
   by Adviser and waivers....................................................................     (2.36)%*<F25>   (4.56)%*<F25>
Ratio of net investment loss to average net assets after reimbursement
   by Adviser and waivers....................................................................     (2.27)%*<F25>   (2.17)%*<F25>
Portfolio turnover rate......................................................................         80%            44%
+<F24> From commencement of operations: October 31, 1997.
*<F25> Annualized.
**<F26>Total return does not reflect 2.90% maximum sales charge.
1<F27> Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
2<F28> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
3<F29> Not annualized.
4<F30> The operating expense ratio excludes dividends on short positions.  The ratio including dividends on short positions for the periods ended  December 31, 1998 and June 30, 1998 were 2.92% and 2.93%, respectively.

See accompanying Notes to Financial Statements.

THE HOMESTATE GROUP
-------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)                    DECEMBER 31, 1998

NOTE 1 -- DESCRIPTION OF FUNDS

  The HomeState Group (the "Trust"), an open-end management company, was established as a Pennsylvania common law trust on August 26, 1992, and is registered under the Investment Company Act of 1940, as amended. The Trust has established three series: the HomeState Pennsylvania Growth Fund, the HomeState Select Banking and Finance Fund and the HomeState Year 2000 ("Y2K") Fund (each a "Fund" and collectively, the "Funds"). The investment objectives of the HomeState Funds are set forth below.

  The HomeState Pennsylvania Growth Fund commenced operations on October 1, 1992. The investment objective of the Fund is long-term growth of capital through investments primarily in the common stock of companies with headquarters or significant operations in the Commonwealth of Pennsylvania. To pursue its objective, the Fund will invest at least 65% of its total assets in such companies. Consequently, the Fund may be subject to risk from economic changes and political developments occurring within Pennsylvania.

  The HomeState Select Banking and Finance Fund commenced operations on February 18, 1997. The investment objective of the Fund is long-term growth through capital appreciation. Income is a secondary objective. To pursue its objective, the Fund will invest at least 65% of its total assets in banking and financial services companies. Prior to October 20, 1998, the Fund was named the HomeState Select Opportunities Fund and had a different investment objective.
  The Y2K Fund commenced operations on October 31, 1997. The investment objective of the Fund is long-term growth of capital by investing in equity securities of public companies which have stated, or been reported as possessing, an intention of developing or supporting marketable solutions to problems stemming from the susceptibility of various business and other computer application programs or systems to fail, or to produce inappropriate results, regarding data, calculations or other processing involving dates subsequent to December 31, 1999. To pursue its objective, the Fund will invest at least 65% of its total assets in such companies.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies, in conformity with generally accepted accounting principles, which were consistently followed by each Fund in the preparation of their financial statements.

  SECURITY VALUATION -- Investment securities traded on a national securities exchange are valued at the last reported sales price at 4:00 p.m. Eastern time, unless there are no transactions on the valuation date, in which case they are valued at the mean between the closing asked price and the closing bid price. Securities traded over-the-counter are valued at the last reported sales price unless there is no reported sales price, in which case the mean between the closing asked price and the closing bid price is used. Debt securities with maturities of sixty days or less are valued at amortized cost, which approximates market value. Where market quotations are not readily available, securities are valued using methods which the Board of Trustees believe in good faith accurately reflects their fair value.

  INCOME RECOGNITION -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

  SECURITIES TRANSACTIONS -- Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined using the first in first out (FIFO) cost method.

  DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records distributions to shareholders on the ex-dividend date. Net gains realized from securities transactions, if any, will normally be distributed to shareholders in July and December. The amounts of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital in the period that the difference arises.

  FEDERAL INCOME TAXES -- The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies, including the distribution of substantially all of its taxable income. Accordingly, no provision for federal income taxes is considered necessary in the financial statements.

  USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  CALL AND PUT OPTIONS -- The HomeState Select Banking and Finance Fund and the Y2K Fund may write and/or purchase exchange-traded call options and purchase exchange-traded put options on securities in the Fund. When the Funds write a call option, an amount equal to the premium received is reflected as a liability. The amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. If an option which the Funds have written either expires on its stipulated expiration date, or if the Funds enter into a closing purchase transaction, the Funds realize a gain (or loss if the cost of the closing transaction exceeds the premium received when the option is sold), and the liability related to such option is extinguished. If a call option which the Funds have written is exercised, the Funds realize a gain or loss from the sale of the underlying security, and the proceeds of which are increased by the premium originally received. The Funds did not write any call options for the periods ended December 31, 1998.

  The premium paid by the Funds for the purchase of a put option is recorded as an investment and subsequently marked to market to reflect the current market value of the option purchased. If an option which the Funds have purchased expires on the stipulated expiration date, the Funds realize a loss in the amount of the cost of the option. If the Funds exercise a put option, they realize a gain or loss from the sale of the underlying security, the proceeds of which are decreased by the premium originally paid. The HomeState Select Banking and Finance Fund and the Y2K Fund limit the aggregate value of puts and call options to 5% and 25% of each Fund's net assets, respectively. At December 31, 1998, the HomeState Select Banking and Finance Fund had 0.1% of its net assets in call options.

  SHORT SALES -- The HomeState Select Banking and Finance Fund and the Y2K Fund may sell securities short. Short sales are transactions in which the Funds sell a security they do not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Funds must borrow the security to deliver to the buyer upon the short sales; the Funds then are obligated to replace the security borrowed by purchasing it in the open market at some later date. The Funds will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will realize a gain if the security declines in value between those dates. All short sales must be fully collateralized. The Funds maintain the collateral in a segregated account consisting of cash, U.S. Government securities or other liquid assets in an amount at least equal to the market value of its short positions. The HomeState Select Banking and Finance Fund and the Y2K Fund limit the value of short positions to 5% and 25% of each Fund's net assets, respectively. At December 31, 1998, the Y2K Fund had 4.2% of its net assets in short positions.

NOTE 3 -- CAPITAL STOCK

  At December 31, 1998, each Fund had an authorized unlimited number of shares of beneficial interest with no par value.

  The following table summarizes the capital share transactions of each Fund:

  PENNSYLVANIA GROWTH FUND*<F31>
                                 FOR THE SIX MONTHS        FOR THE YEAR
                               ENDED DECEMBER 31, 1998  ENDED JUNE 30, 1998
                               -----------------------  -------------------
                                SHARES       AMOUNT       SHARES    AMOUNT
                                -------      ------       ------    ------
  Sales                         488,854    $5,175,589  2,479,310  $31,272,950
  Reinvested distributions      106,843     1,384,680    289,625    3,434,230
  Redemptions                  (905,734)   (9,419,038)  (687,419)  (8,563,127)
                              ----------  -----------  ---------  -----------
  Net increase (decrease)      (310,037)   (2,858,769) 2,081,516  $26,144,053
                              ----------  -----------  ---------  -----------
                              ----------  -----------  ---------  -----------
  SHARES OUTSTANDING:
  Beginning of period         10,393,692               8,312,176
                              ----------               ---------
  End of period               10,083,655              10,393,692
                              ----------               ---------
                              ----------               ---------

  *<F31> Capital share transactions restated to reflect the 2 for 1 stock split which occurred on December 29, 1997.

  SELECT BANKING AND FINANCE FUND
                                 FOR THE SIX MONTHS           FOR THE YEAR
                               ENDED DECEMBER 31, 1998    ENDED JUNE 30, 1998
                               -----------------------    -------------------
                                SHARES       AMOUNT       SHARES      AMOUNT
                                -------      ------       ------      ------
  Sales                          86,773     $ 893,696  1,049,028  $14,439,121
  Reinvested distributions           --            --     40,961      526,023
  Redemptions                  (318,155)   (3,375,892)  (272,369)  (3,604,544)
                              ----------  -----------  ---------  -----------
  Net increase (decrease)      (231,382)  $(2,482,196)   817,620  $11,360,600
                              ----------  -----------  ---------  -----------
                              ----------  -----------  ---------  -----------
  SHARES OUTSTANDING:
  Beginning of period         1,298,587                  480,967
                              ----------               ---------
  End of period               1,067,205                1,298,587
                              ----------               ---------
                              ----------               ---------


  Y2K FUND                                       FOR THE PERIOD OCTOBER 31, 1997
                           FOR THE SIX MONTHS      (COMMENCEMENT OF OPERATIONS)
                         ENDED DECEMBER 31, 1998      THROUGH JUNE 30, 1998
                         -----------------------       -------------------
                           SHARES       AMOUNT        SHARES         AMOUNT
                           ------       ------        ------         ------
  Sales                     239,188  $ 2,446,117      986,236     $11,013,893
  Redemptions              (224,847)  (2,170,211)     (78,271)       (892,758)
                          ---------  -----------    ---------    ------------
  Net increase               14,341  $   275,906     907,965     $10,121,135
                          ---------  -----------    ---------    ------------
                          ---------  -----------    ---------    ------------
  SHARES OUTSTANDING:
  Beginning of period       907,965                        --
                          ---------                 ---------
  End of period             922,306                   907,965
                          ---------                 ---------
                          ---------                 ---------

NOTE 4 -- INVESTMENT TRANSACTIONS

  During the periods ended December 31, 1998, purchases and sales of investment securities (excluding securities sold short and short-term investments) were as follows:

                                      PENNSYLVANIA  SELECT BANKING  YEAR 2000
                                      GROWTH FUND  AND FINANCE FUND   FUND
                                      -----------  ---------------- ---------
  Purchases                            $36,907,820   $10,857,451   $7,509,938
  Sales                                $38,205,976   $12,871,763   $6,832,539

  The following balances for the Funds are as of December 31, 1998:

                                                        NET TAX
                                    COST FOR           UNREALIZED       TAX BASIS GROSS     TAX BASIS GROSS
                                 FEDERAL INCOME       APPRECIATION         UNREALIZED          UNREALIZED
                                  TAX PURPOSES       (DEPRECIATION)       APPRECIATION        DEPRECIATION
                                 -------------       -------------      ---------------      -------------
Pennsylvania Growth Fund          $89,438,934         $16,841,457         $26,563,946         $(9,722,489)
Select Banking and Finance Fund    11,158,573            (107,063)            919,583          (1,026,646)
Year 2000 Fund                      8,918,918           1,475,203           2,345,883            (870,680)

  The Select Banking and Finance and Year 2000 Funds realized, on a tax basis, post-October losses through June 30, 1998 of $1,546,759 and $381,186, respectively, which are not recognized for tax purposes until the first day of the following fiscal year.

NOTE 5 -- EXPENSES AND TRANSACTIONS WITH AFFILIATED PARTIES

  Emerald Advisers, Inc. serves as the investment adviser (the "Adviser") to the Funds for which it receives investment advisory fees from each Fund. The fee for the HomeState Pennsylvania Growth Fund is based on average daily net assets at the annual rate of 0.75% on assets up to and including $250 million, 0.65% for assets in excess of $250 million up to and including $500 million, 0.55% for assets in excess of $500 million up to and including $750 million, and 0.45% for assets in excess of $750 million. The fee for the HomeState Select Banking and Finance Fund is based on average daily net assets at the annual rate of 1.00% on assets up to and including $100 million and 0.90% for assets in excess of $100 million. The fee for the Y2K Fund is based on average daily net assets at the annual rate of 1.00% on assets up to and including $100 million, 0.90% for assets in excess of $100 million.
  Under the terms of the investment advisory agreement which expires on December 31, 1999, Emerald Advisers, Inc. may also voluntarily reimburse the Funds for certain expenses. Through December 31, 1998, the Adviser has voluntarily agreed to waive its advisory fee and/or reimburse other expenses for the HomeState Select Banking and Finance Fund and the Y2K Fund to the extent that the Fund's total operating expenses exceeds 2.35% and 2.90% of the average daily net assets of the Funds, respectively.

  The following table summarizes the advisory fees and expense waivers/reimbursements for the period ended December 31, 1998.

                                                          GROSS    ADVISORY FEE
                                                        ADVISORY      WAIVED
                                                       ----------- ------------
  Pennsylvania Growth Fund ..............................$408,419     $   --
  Select Banking and Finance Fund  ......................  62,818      7,309
  Year 2000 Fund  .......................................  46,458      4,110

NOTE 6 -- OTHER AGREEMENTS

  Rafferty Capital Markets, Inc. (the Distributor), is the sole distributor of the Trust shares pursuant to a Distribution Agreement with each Fund. Each Fund has adopted a distribution services plan (the "Plan") under Rule 12b-1 of the Investment Company Act of 1940. The Plan allows each Fund to reimburse the Distributor for a portion of the costs incurred in distributing each Fund's shares, including amounts paid to brokers or dealers, at an annual rate not to exceed 0.35% of the HomeState Pennsylvania Growth and Select Banking and Finance Fund's average daily net assets and not to exceed 0.70% of the Y2K Fund. During the period ending December 31, 1998, the HomeState Pennsylvania Growth Fund, Select Banking and Finance Fund and Y2K Fund incurred expenses of $190,595, $21,986 and $32,521, respectively, pursuant to the Plan.

  Firstar Mutual Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Funds. Firstar Bank Milwaukee, N.A. serves as custodian for the Funds.

  The Funds' Declaration of Trust provides that each Trustee affiliated with the Funds' Adviser shall serve without compensation and each Trustee who is not so affiliated shall receive fees from each Fund and expense reimbursements for each Trustees meeting attended. A member of the Fund's Board of Trustees who is not affiliated with the Adviser is employed as a practicing attorney and is a partner in the law firm of Duane, Morris & Heckscher, the Fund's legal counsel. Legal fees aggregating $7,793, $5,308 and $2,843 were incurred by the HomeState Pennsylvania Growth Fund, the HomeState Select Banking and Finance Fund and the Year 2000 Fund, respectively, to Duane, Morris & Heckscher during the six months ending December 31, 1998.

NOTE 7 -- PROXY RESULTS - HOMESTATE SELECT OPPORTUNITIES FUND

  Following are results from the shareholder vote taken on August 25, 1998 to change the investment objective and name of the HomeState Select Opportunities Fund.

  1. To change the Fund's investment objective to companies principally engaged in the banking and financial services industries.

                                        NUMBER OF  % OF OUTSTANDING% OF SHARES
                                          SHARES        SHARES       PRESENT
                                         -------       -------       -------
     Affirmative......................525,723.785      40.585%       55.140%
     Against ......................... 17,659.397       1.363%        1.852%
     Abstain.......................... 12,271.293       0.947%        1.287%
     Broker Non-votes.................397,776.000      30.708%       41.721%
     TOTAL ...........................953,430.475      73.603%      100.000%

  2. To modify the Fund's fundamental restriction on concentration to provide that the Fund may not invest more than 25% of total assets in any one industry, except that the Fund shall, under normal conditions invest not less than 25% of its total assets in securities of companies principally engaged in the banking industry and not less than 25% of its total assets in securities of companies principally engaged in the financial services industry.

     Affirmative......................531,100.535      41.000%       55.704%
     Against ......................... 14,996.218       1.158%        1.573%
     Abstain..........................  9,557.722       0.737%        1.002%
     Broker Non-votes.................397,776.000      30.708%       41.721%
      TOTAL...........................953,430.475      73.603%      100.000%

  3. To modify the fundamental restriction on portfolio diversification to provide that the Fund may not invest more than 5% of the value of its assets in the equity or debt of one issuer (other than obligations issued or guaranteed by the United States Government).

     Affirmative......................537,579.110      41.500%       56.384%
     Against ......................... 10,829.902       0.836%        1.136%
     Abstain..........................  7,245.463       0.559%        0.760%
     Broker Non-votes.................397,776.000      30.708%       41.721%
     TOTAL............................953,430.475      73.603%      100.000%

  4. To change the name of the Fund to "HomeState Select Banking and Finance Fund".

     Affirmative......................923,743.325      71.311%       96.886%
     Against ......................... 16,828.382       1.299%        1.765%
     Abstain.......................... 12,858.768       0.993%        1.349%
     TOTAL............................953,430.475      73.603%      100.000%

                              THE HOME STATE GROUP
                              --------------------



                               INVESTMENT ADVISER
                              -------------------
                             EMERALD ADVISERS, INC.
                                 LANCASTER, PA

                                  DISTRIBUTOR
                                  ------------
                         RAFFERTY CAPITAL MARKETS, INC.
                                  HARRISON, NY

                               ADMINISTRATOR AND
                                 TRANSFER AGENT
                               ------------------
                       FIRSTAR MUTUAL FUND SERVICES, LLC
                                 MILWAUKEE, WI

                                   CUSTODIAN
                                  ------------
                          FIRSTAR BANK MILWAUKEE, N.A.
                                 MILWAUKEE, WI

                            INDEPENDENT ACCOUNTANTS
                           -------------------------
                           PRICEWATERHOUSECOOPERS LLP
                                 MILWAUKEE, WI

                                 LEGAL COUNSEL
                                 --------------
                           DUANE, MORRIS & HECKSCHER
                                 HARRISBURG, PA

                               BOARD OF TRUSTEES
                               -----------------
                                 BRUCE E. BOWEN
                            KENNETH G. MERTZ II, CFA
                             SCOTT C. PENWELL, ESQ.
                                 SCOTT L. REHR
                                H.J. ZOFFER, PHD

                                FUND MANAGEMENT
                                ---------------
                             EMERALD ADVISERS, INC.
                             1857 WILLIAM PENN WAY
                                 P.O. BOX 10666
                              LANCASTER, PA 17605

                              SHAREHOLDER SERVICES
                             ----------------------
                       FIRSTAR MUTUAL FUND SERVICES, LLC
                                  P.O. BOX 701
                            MILWAUKEE, WI 53210-0701

                               TELEPHONE NUMBERS
                               -----------------
                     THE FUND                    (800) 232-0224
                     MARKETING / BROKER SERVICES(800) 232-OK-PA
                     SHAREHOLDER SERVICES        (800) 232-0224

                          24 HOUR PRICING INFORMATION
                          ---------------------------
                                 1-800-232-0224

   This report is for the general information of Fund shareholders. For more detailed information about the Fund, please consult a copy of the Fund's current prospectus. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a copy of the current prospectus.

02/99